EXHIBIT 10.18

                                    EXHIBIT D
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                             Audit Committee Charter
                                       of
                            SFBC International, Inc.

                      As approved by the Board of Directors
                                       of
                            SFBC International, Inc.
                                       on
                                February 19, 2004

1.   Statement of Purpose and Policy

     There shall be a committee of the board of directors of SFBC International, Inc. (the "Company") to be known as the Audit Committee. The Audit Committee is appointed by the board to assist the board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

     The Audit Committee shall fulfill its oversight responsibility to the stockholders relating to the annual independent audit of the Company's financial statements, the internal financial reporting practices of the Company, any special audits, and the quality and integrity of the financial statements of the Company. In addition, the Audit Committee shall provide assistance with regard to the systems of internal accounting and financial controls, disclosure controls, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the Company. The Audit Committee, as representatives of the stockholders, is charged with the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the Company's independent auditors.

2.   Organization

     (a) The Audit Committee shall have at least three members, comprised solely of Independent Directors (as defined in Section 2(b) below), each of whom is able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, and at least one of whom is an Audit Committee Financial Expert (as defined in Section 2(c) below).

     (b) Independent Directors shall not be officers or employees or affiliated persons of the Company or its subsidiaries or any other individual having a relationship, which would

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interfere with the exercise of independent judgment in
carrying out the responsibilities of a director. The following persons shall not be considered independent:

          (i) a director who has been employed by the Company or any of its affiliates for the current year or any of the past three completed fiscal years;

          (ii) a director who during the current fiscal year has accepted any compensation from the Company or any of its affiliates, other than compensation for board or committee service, or who during any of the past three completed fiscal years has received compensation from the Company or any of its affiliates, other than compensation for board or committee service, in excess of $60,000;

          (iii) a director who is a member of the immediate family of an individual who is, or has been in any of the past three completed fiscal years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

          (iv) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in the current year or any of the past three completed fiscal years;

          (v) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

          (vi) a director who was a partner or employed by the Company's independent auditor during the current year or any of the past three completed fiscal years;

     (c) An Audit Committee Financial Expert shall mean a person who has the following attributes:

     o An understanding of generally accepted accounting principles and financials statements;

     o The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

     o Experience preparing, auditing, analyzing, or evaluating, financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

     o An understanding of internal controls and procedures for financial reporting; and

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     o    An understanding of Audit Committee functions. A person shall have acquired such attributes through:

     o Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor, or experience in one or more positions that involve the performance of similar functions;

     o Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     o Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     o    Other relevant experience.

3.   Responsibilities

     In carrying out its responsibilities hereunder, the Audit Committee's policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all current requirements and are of the highest quality. The Audit Committee shall review and reassess the adequacy of this charter in meeting these objectives on an annual basis.

     In carrying out these responsibilities, the Audit Committee shall:

     o As a committee of the board of directors, appoint, rotate lead audit partners (to the extent required by law or deemed prudent to ensure independence), and determine the compensation of, and oversee the work of the independent auditors of the Company;

     o Approve, in advance, the provision by the independent auditors of any and all permissible non-audit services, and require the provision of any such non-audit services be disclosed in periodic reports filed by the Company with the Securities and Exchange Commission subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended;

     o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

     o Review with the independent auditors and the Company's financial and accounting management, the adequacy and effectiveness of the accounting and financial controls of

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          the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

     o Have the sole authority to review and approve all related party transactions between the Company or any subsidiary and any executive officer, director or affiliate of the Company, including persons or entities controlled by or under common control with such executive officers, directors or affiliates, and such other persons or entities described in SEC Regulation S-K, Item 404;

     o Establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal controls, and Audit Committee matters. These procedures shall provide for the confidential and anonymous submission of complaints;

     o Require the independent auditors to report to the Audit Committee the critical accounting policies and practices to be used, all alternative treatments of financial information within Generally Accepted Accounting Principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, the treatment preferred by the independent auditor, any accounting disagreements between the independent auditors and management, and all other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences;

     o Review the financial statements to be included in the Annual Report on Form 10-K, and the disclosures made in management's discussion and analysis, with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements, and to recommend to the board whether the audited financial statements should be included in the Annual Report. Any changes in accounting procedures should be explained in the Annual Report;

     o Review the interim financial statements, management's discussion and analysis, and earnings releases with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. The Audit Committee will recommend to the board whether the interim financial statements should be included in the Quarterly Report. Also, the Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards. The chair of the Audit Committee may represent the entire committee for the purposes of this review;

     o Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluation of the Company's financial and accounting personnel, the adequacy of the Company's internal controls, and the cooperation that the independent auditors received during the course of the audit;

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     o    Resolve all disagreements between the Company's management and the auditor regarding financial reporting;

     o Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditors and the Company;

     o Inquire about the independent auditors' past and continuing compliance with auditor independence rules and about their program for enhancing safeguards to ensure that conflicts do not arise in the future;

     o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the board of directors; and

     o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

     o Review the Company's Code of Ethics and the Company's compliance therewith.

     o Review and discuss with management all Section 302 and 906 certifications that are required.

4.   Meetings

     The Audit Committee shall meet a minimum of four times annually to discuss with management the annual audited financial statements and quarterly financial statements.

5.   Resources and Authority

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the exclusive authority to engage outside auditors for regular and special audits, reviews and other procedures, and to retain independent legal counsel and other advisors, as it determines necessary to carry out its duties. In furtherance of this responsibility, the Company shall provide the funding as required by Section 301 of the Sarbanes-Oxley Act of 2002 and Section 10A(m)(6) of the Securities Exchange Act of 1934, as amended.

6.   Limitation of Audit Committee's Role

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

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7.   Effective Date

     This Audit Committee Charter shall become effective immediately upon its approval and adoption by the board of directors of the Company. This Audit Committee Charter shall be reviewed on an annual basis to assess its adequacy. This Audit Committee Charter replaces the Charter adopted on March 27, 2003.

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